UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K/A
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): August 31, 2016

PBF LOGISTICS LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by PBF Logistics LP (“PBFX”) on September 7, 2016 (the “Original Filing”), PBFX completed the acquisition of a 50% equity interest of Torrance Valley Pipeline Company (“TVPC”), on August 31, 2016 (the “TVPC Acquisition”). TVPC owns the 189- mile San Joaquin Valley Pipeline system (the “San Joaquin Valley Pipeline Logistics Business”), which consists of the M55, M1 and M70 pipeline systems, including pipeline stations with storage capacity and truck unloading capability.

This amendment is being filed to amend Item 9.01 Financial Statements and Exhibits of the Original Filing, to provide certain audited and unaudited financial statements of the San Joaquin Valley Pipeline Logistics Business related to the TVPC Acquisition and related unaudited pro forma financial information of PBFX.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Audited historical combined financial statements of the San Joaquin Valley Pipeline Logistics Business as of and for the years ended December 31, 2015, 2014 and 2013, together with the related notes to the combined financial statements, copies of which are filed as Exhibit 99.1 hereto.

Unaudited historical combined financial statements of the San Joaquin Valley Pipeline Logistics Business as of June 30, 2016 and for the six-months ended June 30, 2016 and 2015, together with the related notes to the combined financial statements, copies of which are filed as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed consolidated financial statements of PBFX for the six-months ended June 30, 2016 and for the years ended December 31, 2015, copies of which are filed as Exhibit 99.3 hereto.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP
99.1	Audited combined financial statements of the San Joaquin Valley Pipeline Logistics Business as of and for the years ended December 31, 2015, 2014 and 2013.
99.2	Unaudited combined financial statements of the San Joaquin Valley Pipeline Logistics Business as of June 30, 2016 and for the six-months ended June 30, 2016 and 2015.
99.3	Unaudited pro forma condensed consolidated financial statements of PBFX for the six-months ended June 30, 2016 and for the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 16, 2016

PBF Logistics LP
		By:	PBF Logistics GP LLC,
its general partner

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Authorized Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP
99.1	Audited combined financial statements of the San Joaquin Valley Pipeline Logistics Business as of and for the years ended December 31, 2015, 2014 and 2013.
99.2	Unaudited combined financial statements of the San Joaquin Valley Pipeline Logistics Business as of June 30, 2016 and for the six-months ended June 30, 2016 and 2015.
99.3	Unaudited pro forma condensed consolidated financial statements of PBFX for the six-months ended June 30, 2016 and for the year ended December 31, 2015.